EXHIBIT A

(FORM OF CLASS A CERTIFICATE)

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[For Class 1-A-2 Only] [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[For Class 1-A-2 Only] [THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUST ADMINISTRATOR OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.]

[THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.:	[1]
Cut-off Date:	June 1, 2004
First Distribution Date:	[July 25, 2004] [July 26, 2004]
Last Scheduled Distribution Date:	[______________]
Pass-Through Rate:	[________]% [Variable in accordance with the Agreement]
[Initial Certificate Principal Balance of this Certificate (“Denomination”):]	$[____________]
[Initial Certificate Principal Balances of all Certificates of this Class:]	$[____________]
[Initial Notional Amount of this Certificate (“Denomination”):]	$[____________]
[Initial Notional Amount of all Certificates of this Class:]	$[____________]
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2004-6
Mortgage Pass-Through Certificates, Series 2004-6

Class [____]-A-[___]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of seven asset groups, six of which are pools of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Non-Group 2 Mortgage Loans”) and the other of which consists partially of a pool of closed-end, fixed rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Group 2 Mortgage Loans,” and together with the Non-Group 2 Mortgage Loans, the “Mortgage Loans”) and partially of a portion of a class of previously issued mortgage pass-through certificates representing a senior ownership interest in a pool of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Underlying Certificates,” and together with the Mortgage Loans, the “Mortgage Assets”)

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodians or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Assets are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Assets deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as a custodian (in such capacity, a “Custodian”), U.S. Bank National Association, as a custodian (in such capacity, a “Custodian”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”). Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For Class 1-A-2 Only] [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer, the Trust Administrator or the Depositor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: June 29, 2004

WELLS FARGO BANK, N.A.,
as Trust Administrator

By:

Countersigned:

By:
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT B

(FORM OF CLASS PO CERTIFICATE)

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS A PRINCIPAL ONLY CERTIFICATE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF INTEREST.

Certificate No.:	[1]
Cut-off Date:	June 1, 2004
First Distribution Date:	[July 25, 2004]
Last Scheduled Distribution Date:	[_____________]
Initial Certificate Principal Balance of this Certificate (“Denomination”):	$[______]
Initial Certificate Principal Balances of all Certificates of this Class:	$[__________]
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2004-6
Mortgage Pass-Through Certificates, Series 2004-6

Class [___]-PO

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of seven asset groups, six of which are pools of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Non-Group 2 Mortgage Loans”) and the other of which consists partially of a pool of closed-end, fixed rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Group 2 Mortgage Loans,” and together with the Non-Group 2 Mortgage Loans, the “Mortgage Loans”) and partially of a portion of a class of previously issued mortgage pass-through certificates representing a senior ownership interest in a pool of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Underlying Certificates,” and together with the Mortgage Loans, the “Mortgage Assets”)

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodians or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Assets are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Assets deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as a custodian (in such capacity, a “Custodian”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”).  Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  June 29, 2004

WELLS FARGO BANK, N.A.,
as Trust Administrator

By:

Countersigned:

By:
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT C

(FORM OF CLASS A-X CERTIFICATE)

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.:	[1]
Cut-off Date:	June 1, 2004
First Distribution Date:	July 25, 2004
Last Scheduled Distribution Date:	[_____________]
Pass-Through Rate:	[__________]%
Initial Notional Amount of this Certificate (“Denomination”):	$[_______]
Initial Notional Amount of all Certificates of this Class:	$[_________]
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2004-6
Mortgage Pass-Through Certificates, Series 2004-6

Class [__]-A-X

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of seven asset groups, six of which are pools of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Non-Group 2 Mortgage Loans”) and the other of which consists partially of a pool of closed-end, fixed rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Group 2 Mortgage Loans,” and together with the Non-Group 2 Mortgage Loans, the “Mortgage Loans”) and partially of a portion of a class of previously issued mortgage pass-through certificates representing a senior ownership interest in a pool of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Underlying Certificates,” and together with the Mortgage Loans, the “Mortgage Assets”)

Mortgage Asset Securitization Transactions, Inc., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodians or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Assets are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate specified above in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Assets deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as a custodian (in such capacity, a “Custodian”), U.S. Bank National Association, as a custodian (in such capacity, a “Custodian”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”).   Distributions on this Certificate will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  June 29, 2004

WELLS FARGO BANK, N.A.,
as Trust Administrator

By:

Countersigned:

By:
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT D

(FORM OF CLASS A-R CERTIFICATE)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).  TRANSFERS OF THIS CERTIFICATE TO ANY PERSON WHO IS NOT A PERMITTED TRANSFEREE, AS SET FORTH IN SECTION 5.02(C) OF THE AGREEMENT IS PROHIBITED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUST ADMINISTRATOR OF A CERTIFICATE OF TRANSFER IN THE FORM ATTACHED TO THE AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR DELIVERS TO THE TRUST ADMINISTRATOR A REPRESENTATION LETTER OR OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR THE CODE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:	1
Cut-off Date:	June 1, 2004
First Distribution Date:	July 25, 2004
Last Scheduled Distribution Date:	[_____________]
Pass-Through Rate:	[_____________]%
Initial Certificate Principal Balance of this Certificate (“Denomination”):	$50
Initial Certificate Principal Balances of all Certificates of this Class:	$50
CUSIP:	[____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2004-6
Mortgage Pass-Through Certificates, Series 2004-6

Class A-[__]R

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of seven asset groups, six of which are pools of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Non-Group 2 Mortgage Loans”) and the other of which consists partially of a pool of closed-end, fixed rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Group 2 Mortgage Loans,” and together with the Non-Group 2 Mortgage Loans, the “Mortgage Loans”) and partially of a portion of a class of previously issued mortgage pass-through certificates representing a senior ownership interest in a pool of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Underlying Certificates,” and together with the Mortgage Loans, the “Mortgage Assets”)

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodians or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Assets are guaranteed or insured by any governmental agency or instrumentality.

This certifies that UBS Securities LLC is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Assets deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as a custodian (in such capacity, a “Custodian”), U.S. Bank National Association, as a custodian (in such capacity, a “Custodian”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”).   Distributions on this Certificate will be made primarily from collections on the Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-[_]R Certificate at the Corporate Trust Office of the Trust Administrator.

No transfer of a Class A-[_]R Certificate shall be made unless the Trust Administrator shall have received:  (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf or with the assets of, any such plan or arrangement, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Class A-[_]R Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Class A-[_]R Certificate is covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Class A-[_]R Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties, the applicable Servicer or the Trust Fund.  (Such representations shall be deemed to have been made to the Trust Administrator by the Transferee’s acceptance of a Class A-[_]R Certificate and by a beneficial owner’s acceptance of its interest in a Class A-[_]R Certificate.)  Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-[_]R Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Each Holder of this Class A-[_]R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-[_]R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-[_]R Certificate may be transferred without delivery to the Trust Administrator of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-[_]R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trust Administrator as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-[_]R Certificate must agree not to transfer an Ownership Interest in this Class A-[_]R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-[_]R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  June 29, 2004

WELLS FARGO BANK, N.A.,
as Trust Administrator

By:

Countersigned:

By:
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT E

(FORM OF CLASS B CERTIFICATE)

[For Classes 1-B-1, B-2, B-3, 1-B-1, 1-B-2 and 1-B-3 Only] Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[For Classes 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5, 1-B-6, B-4, B-5 and B-6 Only] [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[For Classes 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5, 1-B-6, B-4, B-5 and B-6 Only] [THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUST ADMINISTRATOR OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.]

NEITHER AN ERISA-RESTRICTED CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUST ADMINISTRATOR THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR DELIVERS TO THE TRUST ADMINISTRATOR A REPRESENTATION LETTER OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  (SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF AN ERISA-RESTRICTED CERTIFICATE AND BY A BENEFICIAL OWNER’S ACCEPTANCE OF ITS INTEREST IN SUCH CERTIFICATE.) NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF AN ERISA-RESTRICTED CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:	[1]
Cut-off Date:	June 1, 2004
First Distribution Date:	[July 25, 2004]
Last Scheduled Distribution Date:	[_____________]
Pass-Through Rate:	[Variable in accordance with the Agreement]
Initial Certificate Principal Balance of this Certificate (“Denomination”):	$[______]
Initial Certificate Principal Balances of all Certificates of this Class:	$[___________]
CUSIP:	[___________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2004-6
Mortgage Pass-Through Certificates, Series 2004-6

Class B-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of seven asset groups, six of which are pools of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Non-Group 2 Mortgage Loans”) and the other of which consists partially of a pool of closed-end, fixed rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Group 2 Mortgage Loans,” and together with the Non-Group 2 Mortgage Loans, the “Mortgage Loans”) and partially of a portion of a class of previously issued mortgage pass-through certificates representing a senior ownership interest in a pool of closed-end, fixed-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties (the “Underlying Certificates,” and together with the Mortgage Loans, the “Mortgage Assets”)

Mortgage Asset Securitization Transactions, Inc., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodians or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Assets are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [CEDE & CO.] [UBS Securities LLC] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Assets deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as a custodian (in such capacity, a “Custodian”), U.S. Bank National Association, as a custodian (in such capacity, a “Custodian”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”).   Distributions on this Certificate will be made primarily from collections on the Mortgage Loans pursuant to the terms of the Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[FOR CLASSES 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5, 1-B-6, B-4, B-5 and B-6 ONLY] [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer, the Trust Administrator or the Depositor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

No transfer of an ERISA-Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation (letter) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA Qualifying Underwriting, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties, the Master Servicer, the Trust Administrator or the Trust Fund.  (Such representations shall be deemed to have been made to the Trust Administrator by the Transferee’s acceptance of an ERISA-Restricted Certificate and by a beneficial owner’s acceptance of its interest in a Certificate of this Class.) Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: June 29, 2004

WELLS FARGO BANK, N.A.,
as Trust Administrator

By:

Countersigned:

By:
Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT F

(Form of Reverse of Certificates)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2004-6

Mortgage Pass-Through Certificates, Series 2004-6

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Asset Securitization Transactions, Inc. MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trust Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made, with respect to the Certificates (other than the Group 2 Certificates), on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following, and with respect to the Group 2 Certificates, on the Business Day immediately following the distribution date for the Underlying Certificates (in each case, the “Distribution Date”), commencing on the first related Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such related Distribution Date pursuant to the Agreement.  The Record Date applicable to each related Distribution Date, with respect to the Class 2-A-2 and Class 2-A-3 Certificates, is the Business Day immediately preceding such related Distribution Date, and for all other Certificates, is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Transferor, the Depositor, the Master Servicer, the Trust Administrator, the Custodians and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the offices that the Trust Administrator designates for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Trust Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trust Administrator, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Principal Balance is less than 5% of the aggregate Cut-off Date Principal Balances of the Mortgage Loans, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ ____________________________________________________________________________________________________________________________________________________________ for the account of ______________________________________________________________, account number ______________, or, if mailed by check, to __________________________.  Statements should be mailed to ________________________________________________ ___________________________________________________________________________________________________________________________________________________________.

This information is provided by,
the assignee named above, or                                                                                                          ,
as its agent.

STATE OF

)

)

ss.:

COUNTY OF

)

On the

day of _______, 200_   before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

Notary Public

[Notarial Seal]

EXHIBIT G

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

[date]

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019

Wachovia Bank, National Association, as trustee
401 South Tryon Street, 12th Floor
Charlotte, North Carolina 28288-1179

Re:

Pooling and Servicing Agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, as trust administrator, as securities intermediary and as a custodian, U.S. Bank National Association, as a custodian and Wachovia Bank, National Association, as trustee, in connection with MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6.

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as a Custodian acting on behalf of the Trustee with respect to the related Mortgage Loans, hereby certifies that, as to each related Mortgage Loan listed in the Mortgage Loan Schedule (other than any related Mortgage Loan paid in full or any related Mortgage Loan listed on the attached schedule) it has received:

(i)

(a) the original Mortgage Note or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Depositor stating that the original Mortgage Note was lost or destroyed; and

(ii)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

The Custodian has made no independent examination of any documents contained in each related Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The Custodian makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each related Mortgage File of any of the related Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[NAME OF CUSTODIAN],
as Custodian

By:
Name:
Title:

EXHIBIT H

FORM OF FINAL CERTIFICATION OF CUSTODIAN

[date]

Wachovia Bank, National Association, as trustee
401 South Tryon Street, 12th Floor
Charlotte, North Carolina 28288-1179

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, NY 10019

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, NY 10019

Re:

Pooling and Servicing Agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, as trust administrator, as securities intermediary and as a custodian, U.S. Bank National Association, as a custodian and Wachovia Bank, National Association, as trustee, in connection with MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6.

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as a Custodian acting on behalf of the Trustee with respect to the related Mortgage Loans, hereby certifies that, as to each related Mortgage Loan listed in the Mortgage Loan Schedule (other than any related Mortgage Loan paid in full or any related Mortgage Loan listed on the attached schedule) it has received:

(i)

the original Mortgage Note endorsed in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note.

(ii)

The original recorded Mortgage.

(iii)

A duly executed assignment of the Mortgage in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, or, if the Depositor has certified or the Custodian otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

(iv)

The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Depositor.

(v)

The original or duplicate original lender’s title policy and all riders thereto.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (1), (2), (3), (4), (9), (16) and (21) of the definition of the “Mortgage Loan Schedule” in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

The Custodian on behalf of the Trustee has made no independent examination of any documents contained in each related Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The Custodian on behalf of the Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each related Mortgage File of any of the related Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[NAME OF CUSTODIAN],
as Custodian

By:
Name:
Title:

EXHIBIT I

FORM OF CLASS A-[_]R TRANSFER AFFIDAVIT

MASTR ASSET SECURITIZATION TRUST 2004-6

Mortgage Asset Securitization Transactions, Inc.
Mortgage Pass-Through Certificates
Series 2004-6

STATE OF

)

)

ss.:
COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of _______, the proposed Transferee of an Ownership Interest in a Class A-[_]R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2004 (the “Agreement”) among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as securities intermediary (the “Securities Intermediary”) and as a custodian (in such capacity, a “Custodian”), U.S. Bank National Association, as a custodian (in such capacity, a “Custodian”) and Wachovia Bank, National Association, as trustee (in such capacity, the “Trustee”).  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are Disqualified Organizations; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false; provided, that a pass-through entity which is an “electing large partnership” under the Code will be subject to tax in all events.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.) The Transferee further understands that it may incur tax liabilities with respect to the holding of the Certificate in excess of cash flows generated thereby.

5.

The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trust Administrator a certificate substantially in the form set forth as Exhibit I to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.  The Transferee historically has paid its debts as they have become due and intends to do so in the future.  The Transferee understands that the taxable income and tax liability with respect to this Certificate will exceed distributions with respect to the Certificate in some or all periods and intends to pay all taxes with respect to the Certificate as they become due.

8.

The Transferee’s taxpayer identification number is __________.

9.

The Transferee is a U.S. Person as defined in Code Section 7701(a)(30) or is not a U.S. Person and has furnished the Transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form.

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

The Transferee will not cause income with respect to the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

12.

Check one of the following paragraphs:

□ The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

(i)

the present value of any consideration given to the Transferee to acquire such Certificate;

(ii)

the present value of the expected future distributions on such

Certificate; and

(iii)

the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

□ The transfer of the Certificate complies with proposed U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

(i)

the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

(ii)

at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)

the Transferee will transfer the Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of U.S. Treasury Regulations Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5); and

(iv)

the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

□ None of the above.

13.

The Transferee is either:  (i) not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) if the purchaser is an insurance company, the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificate is covered under Sections I and III of PTCE 95-60, or (iii) the Transferee has delivered to the Trust Administrator an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.

*         *         *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____________ day of __________________, 200_.

PRINT NAME OF TRANSFEREE

By:

Name:

Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named _______, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this              day of _______, 200_.

NOTARY PUBLIC

My Commission expires the ______ day of ________________, 200_.

EXHIBIT 1

to EXHIBIT I

Certain Definitions

“Disqualified Organization”:  A Person specified in clauses (i)-(iv) of the definition of “Permitted Transferee.”

“Ownership Interest”:  As to any Residual Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”:  Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate whose income is subject to United States federal income tax purposes regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more persons described in this clause (v) have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on September 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any residual certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable treaty, of such Person or any other U.S. Person and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause a REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “International Organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

“Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Transfer”:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

“Transferee”:  Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

EXHIBIT 2

to EXHIBIT I

Section 5.02(c) of the Agreement

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trust Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trust Administrator under subparagraph (b) above, the Trust Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter.  The Trust Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Trust Administrator shall be paid and delivered by the Trust Administrator to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Trust Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee described in clauses (i) through (iv) of the definition thereof.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trust Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Loan Seller, the Transferors, the Master Servicer or the Trust Administrator, to the effect that the elimination of such restrictions will not cause a REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trust Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

EXHIBIT J

FORM OF TRANSFEROR CERTIFICATE

_____________________

Date

Mortgage Asset Securitization Transactions, Inc.

1285 Avenue of the Americas

New York, New York 10019

Attention:

Wells Fargo Bank, N.A., as trust administrator

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Attention:

Re:

Mortgage Asset Securitization Transactions, Inc., MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6, Class A-[_]R

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Securities Act of 1933, as amended and (b) to the extent we are disposing of a Class A-[_]R Certificate, (i) we have no knowledge the Transferee is not a Permitted Transferee, (ii) after conducting a reasonable investigation of the financial condition of the Transferee, we have no reason to believe that the Transferee will not pay taxes with respect to the Class A-[_]R Certificate when due, and (iii) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee’s Transfer Affidavit are false.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

EXHIBIT K

FORM OF INVESTMENT LETTER (NON-RULE 144A)

_____________________

Date

Mortgage Asset Securitization Transactions, Inc.

1285 Avenue of the Americas

New York, New York 10019

Attention:

Wells Fargo Bank, N.A., as trust administrator

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Attention:

Re:

Mortgage Asset Securitization Transactions, Inc., MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6, Class [__________]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA Qualifying Underwriting, if we are an insurance company, we are an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have provided the Trust Administrator with a satisfactory Opinion of Counsel as required in the Agreement to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

EXHIBIT L

FORM OF RULE 144A LETTER

_____________________

Date

Mortgage Asset Securitization Transactions, Inc.

1285 Avenue of the Americas

New York, New York 10019

Attention:

Wells Fargo Bank, N.A., as trust administrator

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Attention:

Re:

Mortgage Asset Securitization Transactions, Inc., MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6, Class [_______________]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA Qualifying Underwriting, if we are an insurance company, we are an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) we have provided the Trust Administrator with a satisfactory Opinion of Counsel as required in the Agreement to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

ANNEX 1
to EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

(For Transferees Other Than Registered Investment Companies)

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

·

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

·

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

·

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

·

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

·

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

·

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

·

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

·

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

·

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

·

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:

Name:

Title:

Date:

ANNEX 2
to EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

(For Transferees That are Registered Investment Companies)

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:

Name:

Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT M

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:

[Wells Fargo Bank, N.A.

1015 10th Avenue S.E.

Minneapolis, MN  55414-0031

Attn:   Inventory Control—MASTR 2004-6]

[U.S. Bank National Association

180 East 5th Street,

St. Paul, MN 55101]

Re:

Pooling and Servicing Agreement, dated as of June 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, as trust administrator and as a custodian, U.S. Bank National Association, as a custodian and Wachovia Bank, National Association, as trustee.

In connection with the administration of the related Mortgage Loans held by you as a Custodian pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.  If such Mortgage Loan is being repurchased, we hereby certify that the Purchase Price for such Mortgage Loan has been paid.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______

1.

Mortgage Paid in Full

_______

2.

Foreclosure

_______

3.

Substitution

_______

4.

Other Liquidation (Repurchases, etc.)

_______

5.

Nonliquidation

Reason:____________________________________

Address to which Custodian should

Deliver the Mortgage File:

__________________________________________

__________________________________________

__________________________________________

By:_______________________________________

            (authorized signer)

Issuer:_____________________________________

Address:___________________________________

  ___________________________________

Date:______________________________________

Custodian

[Wells Fargo Bank, N.A.]
[U.S. Bank National Association]

Please acknowledge the execution of the above request by your signature and date below:

____________________________________

_________________

Signature

Date

Documents returned to Custodian:

____________________________________

_________________

Custodian

Date

EXHIBIT N

FORM OF CERTIFICATION TO BE PROVIDED WITH FORM 10-K

[Name of Trust] (the “Trust”)

Mortgage Pass-Through Certificates

Series 20[__]-[__]

I, [identify the certifying individual], certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the servicing information required to be provided to the Trust Administrator by the Master Servicer and the distribution information required to be provided to the Trust Administrator by the Master Servicer under the Pooling and Servicing Agreement for inclusion in these reports is included in these reports;

4.

I am responsible for reviewing the activities performed by the Servicers under the Servicing Agreements and based upon my knowledge and the annual compliance review required under the Servicing Agreements, and except as disclosed in the reports, each Servicer has fulfilled its obligations under the related Servicing Agreement.  I am responsible for reviewing the activities performed by the Trust Administrator under the Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review required under that agreement, and except as disclosed in the reports, the Trust Administrator has fulfilled its obligations under that agreement; and

5.

The reports disclose all significant deficiencies relating to each Servicer’s compliance with the minimum servicing standards and the compliance by the Trust Administrator with minimum servicing or similar standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedures as set forth in the related Servicing Agreement or Pooling and Servicing Agreement, as applicable, that is included in these reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [name of each Servicer, Trustee or Depositor].

Capitalized terms used but not defined herein have the meanings assigned in the pooling and servicing agreement dated as of June 1, 2004 (the “Pooling and Servicing Agreement”) among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator, securities intermediary and as a custodian, U.S. Bank National Association, as a custodian and Wachovia Bank, National Association, as trustee.

Date:

_____________________

_________________________

[Signature]

Name:____________________

Title:_____________________

EXHIBIT O

SECTION 1.01 OF MASTR 2003-8 POOLING AND SERVICING AGREEMENT

In this Exhibit O, all references to this “Agreement” refer to the Pooling and Servicing Agreement, dated as of August 1, 2003, among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Warburg Real Estate Securities Inc. (n/k/a UBS Real Estate Securities Inc.), as transferor, Wells Fargo Bank Minnesota, N.A. (n/k/a Wells Fargo Bank, N.A.), as master servicer and a custodian, U.S. Bank National Association, as a custodian, and Wachovia Bank, National Association, as trustee, and all section references refer to sections of such agreement.

Accrued Certificate Interest:  With respect to any Distribution Date and any interest bearing Class, the sum of (i) one month’s interest accrued during the related Interest Accrual Period at the Pass Through Rate for such Class on the related Class Principal Balance or Notional Amount, as applicable, subject to reduction as provided in Section 4.02(c) plus (ii) any Class Unpaid Interest Amounts for such Class.

Adjustment Amount:  With respect to each anniversary of August 1, 2003, the amount, if any, by which the Special Hazard Loss Coverage Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (x) the product of 1% and the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (y) the outstanding principal balance of Mortgage Loans secured by Mortgaged Properties in the highest California zip code concentration on the Distribution Date immediately preceding such anniversary, and (z) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

Advance:  An advance of principal or interest required to be made by the applicable Servicer pursuant to the related Servicing Agreement or required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01.

Affiliate:  When used with reference to a specified Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities.

Aggregate Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Subordinate Optimal Principal Amount:  For any Distribution Date, the sum of the Subordinate Optimal Principal Amounts for the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Loans.

Aggregate Subordinate Percentage:  With respect to the Subordinate Certificates and as of any Distribution Date, the aggregate Class Principal Balance for the Subordinate Certificates divided by the Aggregate Pool Principal Balance (net of the PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 5, Loan Group 6 and Loan Group 8).

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Alliance:  Alliance Mortgage Company, a Florida corporation, and its successors and assigns, in its capacity as Servicer of the Alliance Mortgage Loans.

Alliance Mortgage Loans:  The Mortgage Loans for which Alliance is listed as “Servicer” on the Mortgage Loan Schedule.

Alliance Servicing Agreement:  Solely with respect to the Alliance Mortgage Loans, the Seller’s Purchase, Warranties and Servicing Agreement, dated as of May 1, 2002, between the Transferor, as purchaser, and Alliance, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Alliance Mortgage Loans.

Allocable Share:  For any Distribution Date and with respect to each Class of Subordinate Certificates, the portion of the Aggregate Subordinate Optimal Principal Amount allocable to such Class, equal to the product of the Aggregate Subordinate Optimal Principal Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance thereof and the denominator of which is the aggregate of the Class Principal Balances of the Subordinate Certificates.

Alternate Cut-off Date Mortgage Loans:  The Mortgage Loans that are listed as “Alternate Cut-off Date Mortgage Loans” on the Mortgage Loan Schedule.

Amount Available for Group 1 Principal:  As to any Distribution Date, Group 1 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 1 Certificates and Class 30-A-X Certificates pursuant to Section 4.02(a)(i) priority first sub clause (A).

Amount Available for Group 2 Principal:  As to any Distribution Date, Group 2 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 2 Certificates and Class 15-A-X Certificates pursuant to Section 4.02(a)(i) priority first sub clause (B).

Amount Available for Group 3 Principal:  As to any Distribution Date, Group 3 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 3 Certificates and Class 30 A X Certificates and in respect of premium to MBIA pursuant to Section 4.02(a)(i) priority first sub clause (C).

Amount Available for Group 4 Principal:  As to any Distribution Date, Group 4 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 4 Certificates and Class 15 A X Certificates pursuant to Section 4.02(a)(i) priority first sub clause (D).

Amount Available for Group 5 Principal:  As to any Distribution Date, Group 5 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 5 Certificates and Class 30-A-X Certificates pursuant to Section 4.02(a)(i) priority first sub clause (E).

Amount Available for Group 6 Principal:  As to any Distribution Date, Group 6 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 6 Certificates pursuant to Section 4.02(a)(i) priority first sub clause (F).

Amount Available for Group 7 Principal:  As to any Distribution Date, Group 7 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 7 Certificates and Class 15-A-X Certificates pursuant to Section 4.02(a)(i) priority first sub clause (G).

Amount Available for Group 8 Principal:  As to any Distribution Date, Group 8 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 8 Certificates and Class 30-A-X Certificates pursuant to Section 4.02(a)(i) priority first sub clause (H).

Amount Available for PO Recoveries:  With respect to any Loan Group and any Distribution Date, the aggregate of the PO Percentage of Recoveries on each Discount Mortgage Loan in such Loan Group for such Distribution Date.

Amount Held for Future Distribution:  As to any Distribution Date and any Mortgage Loan or Loan Group, the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date with respect to such Mortgage Loan or Loan Group at the close of business on the related Servicer Remittance Date on account of (i) Principal Prepayments received after the related Prepayment Period, and Liquidation Proceeds and Insurance Proceeds received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

Apportioned Subordinate Principal Distribution Amount:  For any Distribution Date and any Class of Subordinate Certificates, the product of (i) the Subordinate Principal Distribution Amount for the Subordinate Certificates net of any portion thereof applied to pay any Group PO Deferred Amount and (ii) the Apportionment Fraction.

Apportionment Fraction:  With respect to the Subordinate Certificates and for any Distribution Date, in the event that the Class Principal Balances of the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 or Group 8 Certificates has been reduced to zero, a fraction the numerator of which is equal to the Subordinate Optimal Principal Amount of the Loan Group related to such Certificate Group, and the denominator of which is equal to the Aggregate Subordinate Optimal Principal Amount.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan as modified by an updated appraisal.

Assignment:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment Agreements:  The following Assignment, Assumption and Recognition Agreements, each dated as of August 28, 2003, whereby certain Servicing Agreements solely with respect to the related Mortgage Loans were assigned to the Depositor for the benefit of the Certificateholders:

(a)

The Assignment, Assumption and Recognition Agreement among Alliance, as company, the Transferor and the Depositor;

(b)

The Assignment, Assumption and Recognition Agreement among Bank of America, as company, the Transferor and the Depositor;

(c)

The Assignment, Assumption and Recognition Agreement among Bank One, as company, the Transferor and the Depositor;

(d)

The Assignment, Assumption and Recognition Agreement among Cendant, as company, the Transferor and the Depositor;

(e)

The Assignment, Assumption and Recognition Agreement among CitiMortgage, as company, the Transferor and the Depositor;

(f)

The Assignment, Assumption and Recognition Agreement among CMMC, as company, the Transferor and the Depositor;

(g)

The Assignment, Assumption and Recognition Agreement among Countrywide, as company, the Transferor and the Depositor;

(h)

The Assignment, Assumption and Recognition Agreement among Downey, as company, the Transferor and the Depositor;

(i)

The Assignment, Assumption and Recognition Agreement among GMACM, as company, the Transferor and the Depositor;

(j)

The Assumption and Recognition Agreement among GreenPoint, as company, the Transferor and the Depositor;

(k)

The Assignment, Assumption and Recognition Agreement among HSBC, as company, the Transferor and the Depositor;

(l)

The Assignment, Assumption and Recognition Agreement among National City, as company, the Transferor and the Depositor;

(m)

The Assignment, Assumption and Recognition Agreement among Nexstar, as company, the Transferor and the Depositor;

(n)

The Assignment, Assumption and Recognition Agreement among SunTrust, as company, the Transferor and the Depositor;

(o)

The Assignment, Assumption and Recognition Agreement among WMBFA, as company, the Transferor and the Depositor; and

(p)

The Assignment, Assumption and Recognition Agreement among WMMSC, as company, the Transferor and the Depositor; and

(q)

The Assignment, Assumption and Recognition Agreement among WFHM, as company, the Transferor and the Depositor.

Bank of America:  Bank of America, N.A., a national banking association, and its successors and assigns, in its capacity as Servicer of the Bank of America Mortgage Loans.

Bank of America Mortgage Loans:  The Mortgage Loans for which Bank of America is listed as “Servicer” on the Mortgage Loan Schedule.

Bank of America Servicing Agreement:  Solely with respect to the Bank of America Mortgage Loans, the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003, between the Transferor, as purchaser, and Bank of America, as seller and as servicer, and as the same may be amended further from time to time, and any term sheets related to the Bank of America Mortgage Loans.

Bank One:  Bank One, N.A., a national banking association, and its successors and assigns, in its capacity as Servicer of the Bank One Mortgage Loans.

Bank One Mortgage Loans:  The Mortgage Loans for which Bank One is listed as “Servicer” on the Mortgage Loan Schedule.

Bank One Servicing Agreement:  Solely with respect to the Bank One Mortgage Loans, the Master Seller’s Purchase, Warranties and Servicing Agreement, dated as of November 1, 2002, between the Transferor, as purchaser, and Bank One, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Bank One Mortgage Loans.

Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

Bankruptcy Coverage Termination Date:  With respect to any Group, the point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction as reported by the applicable Servicer to the Master Servicer; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that either the Master Servicer or the applicable Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by either the Master Servicer or the applicable Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

Bankruptcy Loss Coverage Amount:  As of any Distribution Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Certificates since August 1, 2003 and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction or modification will not adversely affect the then current ratings assigned to the Senior Certificates rated by it (determined without regard to the Policy).

Book Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York, Minnesota, Maryland, or the cities in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

Cendant:  Cendant Mortgage Corporation, and its successors and assigns, in its capacity as Servicer of the Cendant Mortgage Loans.

Cendant Mortgage Loans:  The Mortgage Loans for which Cendant is listed as “Servicer” on the Mortgage Loan Schedule.

Cendant Servicing Agreement:  Solely with respect to the Cendant Mortgage Loans, the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2001, between the Transferor, as purchaser, and Cendant, as seller and as servicer, and as the same may be amended further from time to time, and any term sheets related to the Cendant Mortgage Loans.

Certificate:  Any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the forms attached hereto as Exhibits A through F.

Certificate Group:  Any of the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Certificates, as applicable.

Certificate Owner:  With respect to a Book Entry Certificate, the Person who is the beneficial owner of such Book Entry Certificate.

Certificate Principal Balance:  With respect to any Certificate (other than the Interest Only Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of any Subordinate Certificates, all other reductions in Certificate Principal Balance previously allocated thereto pursuant to Section 4.03; provided, however, that pursuant to Section 4.03(d), the Class Principal Balance of a Class of Certificates may be increased up to the amount of Realized Losses previously allocated to such Class, in the event that there is a Recovery on a related Mortgage Loan, and the Certificate Principal Balance of any individual Certificate of such Class will be increased by its pro rata share of the increase to such Class.

Certificate Register:  The register maintained pursuant to Section 5.02 hereof.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Master Servicer or the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder.  The Trustee is entitled to rely conclusively on a certification of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, in determining which Certificates are registered in the name of an affiliate of the Master Servicer or the Depositor.

Certification:  As specified in Section 8.12(d).

CitiMortgage:  CitiMortgage, Inc., a Delaware corporation, and its successors and assigns, in its capacity as Servicer of the CitiMortgage Mortgage Loans.

CitiMortgage Mortgage Loans:  The Mortgage Loans for which CitiMortgage is listed as “Servicer” on the Mortgage Loan Schedule.

CitiMortgage Servicing Agreement:  Solely with respect to the CitiMortgage Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of May 30, 2003, between the Transferor, as purchaser, and CitiMortgage, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the CitiMortgage Mortgage Loans.

Class 3-A-5 Reserve Fund:  The reserve fund established and maintained pursuant to Section 4.08 of this Agreement.

Class 3-A-5 Reserve Fund Draw Amount:  With respect to any Distribution Date and the Class 3-A-5 Certificates, the lesser of the amount on deposit in the Class 3-A-5 Reserve Fund for such Distribution Date and the amount of any Net Prepayment Interest Shortfalls allocable to the Class 3-A-5 Certificates on such Distribution Date.

Class PO Certificates:  The Class 15-PO and Class 30-PO Certificates.  For purposes of this Agreement, the Class 15-PO Certificates are related to Loan Group 2 and the Class 30-PO Certificates are related to Loan Group 1, Loan Group 3, Loan Group 5, Loan Group 6 and Loan Group 8.

CMMC:  Chase Manhattan Mortgage Corporation, and its successors and assigns, in its capacity as Servicer of the CMMC Mortgage Loans.

CMMC Mortgage Loans:  The Mortgage Loans for which CMMC is listed as “Servicer” on the Mortgage Loan Schedule.

CMMC Servicing Agreement:  Solely with respect to the CMMC Mortgage Loans, the Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2003, between the Transferor, as purchaser, and CMMC, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the CMMC Mortgage Loans.

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class 3-A-5 Interest Loss Amount:  As to any Distribution Date, the excess, if any, of (a) the Accrued Certificate Interest for the Class 3-A-5 Certificates (determined without regard to the deductions pursuant to Section 4.02(c) hereof), net of any Net Prepayment Interest Shortfalls allocated to the Class 3-A-5 Certificates and net of any Relief Act Reductions allocated to the Class 3-A-5 Certificates over (b) the amount of the Group 3 Available Funds available to be distributed in respect of the Class 3-A-5 Certificates on such Distribution Date pursuant to clause (i) of Section 4.02(a) plus any amount available to be distributed in respect of the Class 3-A-5 Certificates on such Distribution Date pursuant to Section 4.02(e) hereof.

Class 3-A-5 Principal Loss Amount:  As to any Distribution Date, any amount allocated to the Class 3-A-5 Certificates which reduces the Class Principal Balance of the Class 3-A-5 Certificates after the related Cross-Over Date with respect to such Distribution Date pursuant to Section 4.03 hereof.

Class Interest Shortfall:  As to any Distribution Date and any interest bearing Class, the amount by which the amount described in clause (i) of the definition of Accrued Certificate Interest for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

Class Prepayment Distribution Trigger:  With respect to any Class of Subordinate Certificates and any Distribution Date, if either (i) the fraction, the numerator of which is the aggregate Class Principal Balance of such Class and each Class of Subordinate Certificates subordinate thereto, immediately prior to such Distribution Date, and the denominator of which is the Aggregate Pool Principal Balance with respect to that Distribution Date, equals or exceeds such percentage calculated as of the Closing Date or (ii) such Class of Subordinate Certificates is the only Class of Subordinate Certificates then outstanding, then the Class Prepayment Distribution Trigger shall be satisfied for such Class and Distribution Date.

Class Principal Balance:  With respect to any Class (other than a Class of Interest Only Certificates) and as to any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date.

Class Unpaid Interest Amounts:  As to any Distribution Date and any interest bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Accrued Certificate Interest for such Class.

Closing Date:  August 28, 2003.

Code:  The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Collection Account:  The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.07 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated “Wachovia Bank, National Association, in trust for the registered holders of MASTR Asset Securitization Trust 2003-8, Mortgage Pass Through Certificates Series 2003-8.”

Compensating Interest:  With respect to any Distribution Date and any Servicer, the amount required to be paid by such Servicer under the related Servicing Agreement in connection with Prepayment Interest Shortfalls that occur on Mortgage Loans serviced by such Servicer for the related Distribution Date.

Corporate Trust Office:  The designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 401 South Tryon Street, 12th Floor, NC 1179, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Services MASTR Asset Securitization Trust 2003-8, which is the address to which appropriate notices to and correspondence with the Trustee should be directed, and for Certificate transfer purposes, at Wachovia Bank, N.A., 1525 West W.T. Harris Blvd. 3-C3, Attn: Corporate Trust/Transfers, Charlotte, North Carolina 28288-1153.

Countrywide:  Countrywide Home Loans, Inc., and its successors and assigns, in its capacity as Servicer of the Countrywide Mortgage Loans.

Countrywide Mortgage Loans:  The Mortgage Loans for which Countrywide is listed as “Servicer” on the Mortgage Loan Schedule.

Countrywide Servicing Agreement:  Solely with respect to the Countrywide Mortgage Loans, the Mortgage Loan Purchase and Servicing Agreement, dated as of February 25, 2003, between the Transferor, as purchaser, and Countrywide, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Countrywide Mortgage Loans.

Cross Over Date:  The Distribution Date on which the Class Principal Balances of the Subordinate Certificates have been reduced to zero.

Custodian:  Wells Fargo, with respect to those Mortgage Loans for which Wells Fargo, is listed under the heading “Custodian” in the Mortgage Loan Schedule, and which were not originated by WMMSC or an affiliate thereof, and any successor thereto.  U.S. Bank with respect to those Mortgage Loans for which U.S. Bank is listed under the heading “Custodian” in the Mortgage Loan Schedule, and which were originated by WMMSC or an affiliate thereof, and any successor thereto.

Cut off Date:  With respect to the Mortgage Loans, other than the Alternate Cut-off Date Mortgage Loans, August 1, 2003.  With respect to the Alternate Cut-off Date Mortgage Loans, September 1, 2003.

Cut off Date Pool Balance:  $1,426,097,120.

Cut off Date Principal Balance:  As to any Mortgage Loan, the Scheduled Principal Balance thereof as of the close of business on the Cut off Date.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Deceased Holder:  A Certificateholder of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

Defective Mortgage Loan:  Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

Deficiency Amount:  With respect to the Class 3-A-5 Certificates on each Distribution Date, the sum of (i) the Class 3-A-5 Interest Loss Amount for such Distribution Date and (ii) the Class 3-A-5 Principal Loss Amount for such Distribution Date.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book Entry Certificate pursuant to Section 5.02(e).

Deleted Mortgage Loan:  As defined in Section 2.03 hereof.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Principal Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor:  Mortgage Asset Securitization Transactions, Inc., a Delaware corporation, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8 102(3) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book entry transfers and pledges of securities deposited with the Depository.

Determination Date:  The date on which a Servicer is required to determine the amount it is required to advance pursuant to the applicable Servicing Agreement.

Downey:  Downey Savings and Loan Association, F.A., and its successors and assigns, in its capacity as Servicer of the Downey Mortgage Loans.

Downey Mortgage Loans:  The Mortgage Loans for which Downey is listed as “Servicer” on the Mortgage Loan Schedule.

Downey Servicing Agreement:  Solely with respect to the Downey Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor, as purchaser, and Downey, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Downey Mortgage Loans.

Discount Mortgage Loan:  Any Group 1, Group 2, Group 3, Group 5, Group 6 or Group 8 Mortgage Loan with a Net Mortgage Rate that is less than the related Required Coupon as of the Cut off Date.  There are no Discount Mortgage Loans in Loan Group 4 or Loan Group 7.

Distribution Account:  The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.07 in the name of the Trustee for the benefit of the Certificateholders and designated “Wachovia Bank, National Association, in trust for registered holders of MASTR Asset Securitization Trust 2003-8, Mortgage Pass Through Certificates, Series 2003-8.”  Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date:  As to any Distribution Date, one Business Day prior to such Distribution Date.

Distribution Date:  The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in September 2003.

Distribution Date Statement:  The statement delivered to the Certificateholders pursuant to Section 4.04.

Due Date:  With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a non interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

Eligible Substitute Mortgage Loan:  With respect to a Mortgage Loan substituted by the Transferor for a Deleted Mortgage Loan, a Mortgage Loan which must, on the date of such substitution, (i) have a Scheduled Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of, and not more than 10% less than the Scheduled Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan to Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.03 hereof; (vi) be the same credit grade category as the Deleted Mortgage Loan; and (vii) have the same prepayment penalty term.  Any Mortgage Loan substituted for a Discount Mortgage Loan shall for all purposes of this Agreement be treated as having the same interest rate as the Mortgage Loan it replaced, except that any excess interest shall be paid to (a) the Class 30 A X Certificates, in the case of a Mortgage Loan substituted for a Discount Mortgage Loan in Loan Group 1, Loan Group 3, Loan Group 5 or Loan Group 8, (b) the Class 15 A X Certificates, in the case of a Mortgage Loan substituted for a Discount Mortgage Loan in Loan Group 2, Loan Group 4 or Loan Group 7 and (c) the Class PP A X Certificates, in the case of a Mortgage Loan substituted for a Discount Mortgage Loan in Loan Group 6.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

ERISA Restricted Certificate:  As specified in the Preliminary Statement.

Escrow Account:  The Eligible Account or Accounts established and maintained pursuant to Section 3.08 hereof.

Excess Loss:  The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Deficient Valuation realized after the Bankruptcy Coverage Termination Date.

Excess Proceeds:  With respect to any Liquidated Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Loan, exceeds (i) the Scheduled Principal Balance of such Liquidated Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time.

Fannie Mae:  Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Certification:  With respect to each Custodian, the certification required to be delivered by such Custodian not later than 90 days after the Closing Date to the Depositor, the Trustee, MBIA and the Transferor in the form annexed hereto as Exhibit H pursuant to Section 2.02 of this Agreement.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fitch:  Fitch, Inc., or any successor thereto.  If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b), the address for notices to Fitch shall be One State Street Plaza, New York, NY 10004, Attention:  MBS Monitoring MASTR Asset Securitization Trust 2003-8, or such other address as Fitch may hereafter furnish to each party to this Agreement.

Floating Rate Certificates:  As specified in the Preliminary Statement.

Fraud Loan:  A Liquidated Loan as to which a Fraud Loss has occurred.

Fraud Loss Coverage Amount:  As of the Closing Date, $14,260,971, subject to reduction from time to time by the amount of Fraud Losses that would have been previously allocated to the Subordinate Certificates in the absence of the related Loss Allocation Limitation.  In addition, such Fraud Loss Coverage Amount will be reduced as follows:  (a) on the third anniversary of August 1, 2003, to an amount equal to $7,130,486 less the amount of Fraud Losses that would have been previously allocated to the Subordinate Certificates in the absence of the related Loss Allocation Limitation since the Closing Date and (b) on the earlier to occur of the Cross Over Date and the fifth anniversary of August 1, 2003, to zero.

Fraud Loss Coverage Termination Date:  The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses:  Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation as reported by the applicable Servicer to the Master Servicer.

Freddie Mac:  Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

GMACM:  GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns, in its capacity as Servicer of certain of the Mortgage Loans.

GMACM Mortgage Loans:  The Mortgage Loans for which GMACM is listed as “Servicer” on the Mortgage Loan Schedule.

GMACM Servicing Agreement:  The Servicing Agreement, dated as of November 1, 2001, between the Transferor and GMACM, as the same may be amended from time to time.

GreenPoint:  GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors and assigns, in its capacity as Servicer of the GreenPoint Mortgage Loans.

GreenPoint Mortgage Loans:  The Mortgage Loans for which GreenPoint is listed as “Servicer” on the Mortgage Loan Schedule.

GreenPoint Servicing Agreement:  Solely with respect to the GreenPoint Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of March 1, 2003, between the Transferor, as purchaser, and GreenPoint, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the GreenPoint Mortgage Loans.

Group 1 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the last Servicer Remittance Date related to such Distribution Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 1 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 1 Mortgage Loans and net of amounts (i) permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 1 Mortgage Loans, (b) the amount of the related Advances related to the Group 1 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 1, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 1 Mortgage Loans.

Group 1 Certificates:  As specified in the Preliminary Statement.

Group 1 Discount Mortgage Loan:  A Group 1 Mortgage Loan that is a Discount Mortgage Loan.

Group 1 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 1 Mortgage Loans.

Group 1 Non Discount Mortgage Loan:  A Group 1 Mortgage Loan that is a Non Discount Mortgage Loan.

Group 1 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 1 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 1 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 1 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 1 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 1 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 1 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 1 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 1 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 1 Mortgage Loans applied during the related Prepayment Period and (iii) the portion of Recoveries on such Group 1 Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 30-PO Certificates pursuant to clause (f)(iii) of the definition of the “Group 1 PO Distribution Amount”.

Group 1 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 1 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 1 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 1 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 1 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 1 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 1 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 1 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 1 Mortgage Loan that is not a Liquidated Loan, the Group 1 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 1 PO Deferred Amount:  As to any Distribution Date on or prior to the Cross Over Date, the sum of (i) the sum for all of the Group 1 Discount Mortgage Loans of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Group 1 Discount Mortgage Loan, to be allocated to the Class 30-PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class 30-PO Certificates in respect of such losses and not distributed to the Class 30-PO Certificates on prior Distribution Dates.  After the Cross Over Date, the Group 1 PO Deferred Amount shall be zero.

Group 1 PO Distribution Amount:  As to any Distribution Date, the sum for all of the Group 1 Discount Mortgage Loans of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 1 Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Group 1 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 1 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 1 Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 1 Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Group 1 Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Group 1 Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Group 1 Mortgage Loan received during the related Prepayment Period, (ii) all partial Principal Prepayments with respect to such Group 1 Mortgage Loan applied during the related Prepayment Period and (iii) any Recoveries received in respect of such Group 1 Mortgage Loan, but in no event to exceed the Group 1 PO Deferred Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 1 Mortgage Loan that is not a Liquidated Loan, the Group 1 PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Group 1 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 1 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 1 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans (net of the PO Percentage of each Group 1 Mortgage Loan) over (ii) the sum of the Class Principal Balances of the Group 1 Certificates (other than the related Interest Only Certificates).

Group 2 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 2 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 2 Mortgage Loans and net of amounts (i) permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 2 Mortgage Loans, (b) the amount of the related Advances related to the Group 2 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 2, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 2 Mortgage Loans.

Group 2 Certificates:  As specified in the Preliminary Statement.

Group 2 Discount Mortgage Loan:  A Group 2 Mortgage Loan that is a Discount Mortgage Loan.

Group 2 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 2 Mortgage Loans.

Group 2 Non Discount Mortgage Loan:  A Group 2 Mortgage Loan that is a Non Discount Mortgage Loan.

Group 2 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 2 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 2 Mortgage Loans on the related Due Date, (b) the Purchase Price of such Group 2 Mortgage Loans to the extent it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 2 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 2 Mortgage Loans, to the extent it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 2 Mortgage Loans that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 2 Mortgage Loans and (f) the sum of (i) all Principal Prepayments in full received on such Group 2 Mortgage Loan during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 2 Mortgage Loan applied during the related Prepayment Period and (iii) the portion of Recoveries on such Group 2 Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 15-PO Certificates pursuant to clause (f)(iii) of the definition of the “Group 2 PO Distribution Amount”.

Group 2 Optimal Principal Amount:  For any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 2 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 2 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 2 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 2 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 2 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 2 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 2 Mortgage Loan that is not a Liquidated Loan, the Group 2 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 2 PO Deferred Amount:  As to any Distribution Date on or prior to the Cross-Over Date, the sum of (i) the sum for all of the Group 2 Discount Mortgage Loans of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Group 2 Discount Mortgage Loan, to be allocated to the Class 15-PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class 15-PO Certificates in respect of such losses and not distributed to the Class 15-PO Certificates on prior Distribution Dates.  After the Cross Over Date, the Group 2 PO Deferred Amount shall be zero.

Group 2 PO Distribution Amount:  As to any Distribution Date, the sum for all of the Group 2 Discount Mortgage Loans of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 2 Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Group 2 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 2 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 2 Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 2 Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Group 2 Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Group 2 Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Group 2 Mortgage Loan received during the related Prepayment Period, (ii) all partial Principal Prepayments with respect to such Group 2 Mortgage Loan applied during the related Prepayment Period and (iii) any Recoveries received in respect of such Group 2 Mortgage Loan, but in no event to exceed the Group 2 PO Deferred Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 2 Mortgage Loan that is not a Liquidated Loan, the Group 2 PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Group 2 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 2 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 2 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans (net of the PO Percentage of each Loan in Loan Group 2) over (ii) the sum of the Class Principal Balances of the Group 2 Certificates (other than the related Interest Only Certificates).

Group 3 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 3 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 3 Mortgage Loans (including without limitation amounts deposited pursuant to Section 2.01(d))and net of (i) amounts permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 3 Mortgage Loans, (b) the amount of the related Advances related to the Group 3 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 3, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 3 Mortgage Loans.

Group 3 Certificates:  As specified in the Preliminary Statement.

Group 3 Discount Mortgage Loan:  A Group 3 Mortgage Loan that is a Discount Mortgage Loan.

Group 3 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 3 Mortgage Loans.

Group 3 Non Discount Mortgage Loan:  A Group 3 Mortgage Loan that is a Non Discount Mortgage Loan.

Group 3 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 3 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 3 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 3 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 3 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 3 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 3 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 3 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 3 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 3 Mortgage Loans applied during the related Prepayment Period and (iii) the portion of Recoveries on such Group 3 Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 30-PO Certificates pursuant to clause (f)(iii) of the definition of “Group 3 PO Distribution Amount”.

Group 3 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 3 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 3 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 3 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 3 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 3 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 3 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 3 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 3 Mortgage Loan that is not a Liquidated Loan, the Group 3 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 3 PO Deferred Amount:  As to any Distribution Date on or prior to the Cross-Over Date, the sum of (i) the sum for all of the Group 3 Discount Mortgage Loans of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Group 3 Discount Mortgage Loan, to be allocated to the Class 30-PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class 30-PO Certificates in respect of such losses and not distributed to the Class 30-PO Certificates on prior Distribution Dates.  After the Cross-Over Date, the related Group 3 PO Deferred Amount shall be zero.

Group 3 PO Distribution Amount:  As to any Distribution Date, the sum for all of the Group 3 Discount Mortgage Loans of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 3 Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Group 3 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 3 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 3 Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 3 Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Group 3 Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Group 3 Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Group 3 Mortgage Loan received during the related Prepayment Period, (ii) all partial Principal Prepayments with respect to such Group 3 Mortgage Loan applied during the related Prepayment Period and (iii) any Recoveries received in respect of such Group 3 Mortgage Loan, but in no event to exceed the Group 3 PO Deferred Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 3 Mortgage Loan that is not a Liquidated Loan, the Group 3 PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Group 3 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 3 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 3 Priority Percentage:  With respect to any Distribution Date, a fraction, expressed as a percentage (not to exceed 100%), the numerator of which is the aggregate Class Principal Balance of the Class 3-A-12 and Class 3-A-13 Certificates immediately prior to such Distribution Date, and the denominator of which is equal to the sum of (i) the Class Principal Balances of the Group 3 Certificates (other than the related Interest-Only Certificates) immediately prior to such Distribution Date and (ii) the Group Subordinate Amount for the Group 3 Loans.

Group 3 Priority Prepayment Distribution Percentage:  For any Distribution Date, the Group 3 Priority Percentage multiplied by the Stepdown Percentage.

Group 3 Priority Principal Distribution Amount:  For any Distribution Date, the sum of (A) the aggregate of the Group 3 Priority Scheduled Distribution Percentage multiplied by each of the amounts referred to in clauses (i) and (ii) of the definition “Group 3 Optimal Principal Amount” without giving effect to the “Senior Percentage” or “Senior Prepayment Percentage” calculation referred to in each such clause; and (B) the Group 3 Priority Amount Prepayment Distribution Percentage multiplied by the amount referred to in clause (iii) of the definition “Group 3 Optimal Principal Amount” without giving effect to the “Senior Prepayment Percentage” calculation referred to in such clause; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 3 Mortgage Loan that is not a Liquidated Loan, the Group 3 Priority Principal Distribution Amount will be reduced on the related Distribution Date by the Group 3 Priority Scheduled Distribution Percentage multiplied by the Senior Percentage related to the Group 3 Certificates multiplied by the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss.

Group 3 Priority Scheduled Distribution Percentage:  With respect to (i) any Distribution Date on or prior to the Distribution Date in September 2008, 0%; and (ii) any Distribution Date after the Distribution Date in September 2008, the Group 3 Priority Percentage for such Distribution Date.

Group 3 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans (net of the PO Percentage of each Loan in Loan Group 3) over (ii) the sum of the Class Principal Balances of the Group 3 Certificates (other than the related Interest Only Certificates).

Group 4 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 4 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 4 Mortgage Loans and net of (i) amounts permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 4 Mortgage Loans, (b) the amount of the related Advances related to the Group 4 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 4, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 4 Mortgage Loans.

Group 4 Certificates:  As specified in the Preliminary Statement.

Group 4 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 4 Mortgage Loans.

Group 4 Non Discount Mortgage Loan:  A Group 4 Mortgage Loan that is a Non Discount Mortgage Loan.  All of the Group 4 Mortgage Loans are Group 4 Non-Discount Mortgage Loans.

Group 4 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 4 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 4 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 4 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 4 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 4 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 4 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 4 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 4 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 4 Mortgage Loans applied during the related Prepayment Period and (iii) all Recoveries on such Group 4 Mortgage Loans received during the related Prepayment Period.

Group 4 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 4 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 4 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 4 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 4 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 4 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 4 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 4 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 4 Mortgage Loan that is not a Liquidated Loan, the Group 4 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 4 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 4 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 4 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans over (ii) the sum of the Class Principal Balances of the Group 4 Certificates (other than the related Interest Only Certificates).

Group 5 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 5 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 5 Mortgage Loans and net of (i) amounts permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 5 Mortgage Loans, (b) the amount of the related Advances related to the Group 5 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 5, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 5 Mortgage Loans.

Group 5 Certificates:  As specified in the Preliminary Statement.

Group 5 Discount Mortgage Loan:  A Group 5 Mortgage Loan that is a Discount Mortgage Loan.

Group 5 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 5 Mortgage Loans.

Group 5 Non Discount Mortgage Loan:  A Group 5 Mortgage Loan that is a Non Discount Mortgage Loan.

Group 5 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 5 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 5 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 5 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 5 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 5 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 5 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 5 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 5 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 5 Mortgage Loans applied during the related Prepayment Period and (iii) the portion of Recoveries on such Group 5 Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 30-PO Certificates pursuant to clause (f)(iii) of the definition of the “Group 5 PO Distribution Amount”.

Group 5 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 5 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 5 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 5 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 5 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 5 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 5 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 5 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 5 Mortgage Loan that is not a Liquidated Loan, the Group 5 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 5 PO Deferred Amount:  As to any Distribution Date on or prior to the Cross-Over Date, the sum of (i) the sum for all of the Group 5 Discount Mortgage Loans of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Group 5 Discount Mortgage Loan, to be allocated to the Class 30-PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class 30-PO Certificates in respect of such losses and not distributed to the Class 30-PO Certificates on prior Distribution Dates.  After the Cross Over Date, the Group 5 PO Deferred Amount shall be zero.

Group 5 PO Distribution Amount:  As to any Distribution Date, the sum for all of the Group 5 Discount Mortgage Loans of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 5 Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Group 5 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 5 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 5 Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 5 Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Group 5 Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Group 5 Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Group 5 Mortgage Loan received during the related Prepayment Period, (ii) all partial Principal Prepayments with respect to such Group 5 Mortgage Loan applied during the related Prepayment Period and (iii) any Recoveries received in respect of such Group 5 Mortgage Loan, but in no event to exceed the Group 5 PO Deferred Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 5 Mortgage Loan that is not a Liquidated Loan, the Group 5 PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Group 5 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 5 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 5 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 5 Mortgage Loans (net of the PO Percentage of each Group 5 Mortgage Loan) over (ii) the sum of the Class Principal Balances of the Group 5 Certificates (other than the related Interest Only Certificates).

Group 6 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 6 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 6 Mortgage Loans and net of (i) amounts permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 6 Mortgage Loans, (b) the amount of the related Advances related to the Group 6 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 6, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 6 Mortgage Loans.

Group 6 Certificates:  As specified in the Preliminary Statement.

Group 6 Discount Mortgage Loan:  A Group 6 Mortgage Loan that is a Discount Mortgage Loan.

Group 6 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 6 Mortgage Loans.

Group 6 Non Discount Mortgage Loan:  A Group 6 Mortgage Loan that is a Non Discount Mortgage Loan.

Group 6 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 6 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 6 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 6 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 6 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 6 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 6 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 6 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 6 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 6 Mortgage Loans applied during the related Prepayment Period and (iii) the portion of Recoveries on such Group 6 Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 30-PO Certificates pursuant to clause (f)(iii) of the definition of the “Group 6 PO Distribution Amount”.

Group 6 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 6 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 6 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 6 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 6 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 6 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 6 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 6 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 6 Mortgage Loan that is not a Liquidated Loan, the Group 6 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 6 PO Deferred Amount:  As to any Distribution Date on or prior to the Cross-Over Date, the sum of (i) the sum for all of the Group 6 Discount Mortgage Loans of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Group 6 Discount Mortgage Loan, to be allocated to the Class 30-PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class 30-PO Certificates in respect of such losses and not distributed to the Class 30-PO Certificates on prior Distribution Dates.  After the Cross Over Date, the Group 6 PO Deferred Amount shall be zero.

Group 6 PO Distribution Amount:  As to any Distribution Date, the sum for all of the Group 6 Discount Mortgage Loans of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 6 Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Group 6 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 6 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 6 Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 6 Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Group 6 Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Group 6 Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Group 6 Mortgage Loan received during the related Prepayment Period, (ii) all partial Principal Prepayments with respect to such Group 6 Mortgage Loan applied during the related Prepayment Period and (iii) any Recoveries received in respect of such Group 6 Mortgage Loan, but in no event to exceed the Group 6 PO Deferred Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 6 Mortgage Loan that is not a Liquidated Loan, the Group 6 PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Group 6 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 6 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 6 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 6 Mortgage Loans (net of the PO Percentage of each Group 6 Mortgage Loan) over (ii) the sum of the Class Principal Balances of the Group 6 Certificates (other than the related Interest Only Certificates).

Group 7 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 7 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 7 Mortgage Loans and net of (i) amounts permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 7 Mortgage Loans, (b) the amount of the related Advances related to the Group 7 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 7, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 7 Mortgage Loans.

Group 7 Certificates:  As specified in the Preliminary Statement.

Group 7 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 7 Mortgage Loans.

Group 7 Non Discount Mortgage Loan:  A Group 7 Mortgage Loan that is a Non Discount Mortgage Loan.  All of the Group 7 Mortgage Loans are Group 7 Non-Discount Mortgage Loans.

Group 7 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 7 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 7 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 7 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 7 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 7 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 7 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 7 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 7 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 7 Mortgage Loans applied during the related Prepayment Period and (iii) the Recoveries on such Group 7 Mortgage Loans received during the related Prepayment Period.

Group 7 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 7 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 7 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 7 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 7 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 7 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 7 Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 7 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 7 Mortgage Loan that is not a Liquidated Loan, the Group 7 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 7 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 7 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 7 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 7 Mortgage Loans over (ii) the sum of the Class Principal Balances of the Group 7 Certificates (other than the related Interest Only Certificates).

Group 8 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 8 Mortgage Loans net of the Amount Held for Future Distribution related to the Group 8 Mortgage Loans and net of (i) amounts permitted to be withdrawn from the Collection Account pursuant to clauses (i) (viii) inclusive and clauses (ix)(b), (x) and (xi) of Section 3.10(a) and (ii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) (iv) inclusive of Section 3.10(b) each as it relates to the Group 8 Mortgage Loans, (b) the amount of the related Advances related to the Group 8 Mortgage Loans, (c) in connection with Defective Mortgage Loans in Loan Group 8, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) with respect to the first Distribution Date, the amount deposited in the Collection Account pursuant to Section 2.01(d) in respect of the Group 8 Mortgage Loans.

Group 8 Certificates:  As specified in the Preliminary Statement.

Group 8 Discount Mortgage Loan:  A Group 8 Mortgage Loan that is a Discount Mortgage Loan.

Group 8 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 8 Mortgage Loans.

Group 8 Non Discount Mortgage Loan:  A Group 8 Mortgage Loan that is a Non Discount Mortgage Loan.

Group 8 Non PO Formula Principal Amount:  As to any Distribution Date, the sum for all Group 8 Mortgage Loans of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 8 Mortgage Loan on the related Due Date, (b) the Purchase Price of such Group 8 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 8 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 8 Mortgage Loan, if it is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 8 Mortgage Loan became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Group 8 Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full received on such Group 8 Mortgage Loans during the related Prepayment Period, (ii) all partial Principal Prepayments on such Group 8 Mortgage Loans applied during the related Prepayment Period and (iii) the portion of Recoveries on such Group 8 Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 30-PO Certificates pursuant to clause (f)(iii) of the definition of the “Group 8 PO Distribution Amount”.

Group 8 Optimal Principal Amount:  For any Distribution Date, the sum for all Group 8 Mortgage Loans of (i) the Senior Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Group 8 Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Group 8 Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (A) the Senior Percentage of the applicable Non PO Percentage of the Scheduled Principal Balance of such Group 8 Mortgage Loan, or (B) either (a) the Senior Prepayment Percentage, or (b) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 8 Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Group 8 Non PO Formula Principal Amount” for such Distribution Date, and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for Loan Group 8 received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 8 Mortgage Loan that is not a Liquidated Loan, the Group 8 Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Group 8 PO Deferred Amount:  As to any Distribution Date on or prior to the Cross-Over Date, the sum of (i) the sum for all of the Group 8 Discount Mortgage Loans of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Group 8 Discount Mortgage Loan, to be allocated to the Class 30-PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class 30-PO Certificates in respect of such losses and not distributed to the Class 30-PO Certificates on prior Distribution Dates.  After the Cross Over Date, the Group 8 PO Deferred Amount shall be zero.

Group 8 PO Distribution Amount:  As to any Distribution Date, the sum for all of the Group 8 Discount Mortgage Loans of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Group 8 Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Group 8 Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement, as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to Loan Group 8 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Group 8 Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Group 8 Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Group 8 Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Group 8 Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Group 8 Mortgage Loan received during the related Prepayment Period, (ii) all partial Principal Prepayments with respect to such Group 8 Mortgage Loan applied during the related Prepayment Period and (iii) any Recoveries received in respect of such Group 8 Mortgage Loan, but in no event to exceed the Group 8 PO Deferred Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 8 Mortgage Loan that is not a Liquidated Loan, the Group 8 PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Group 8 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 8 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 8 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 8 Mortgage Loans (net of the PO Percentage of each Group 8 Mortgage Loan) over (ii) the sum of the Class Principal Balances of the Group 8 Certificates (other than the related Interest Only Certificates).

Group Available Funds:  Any of the Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds, Group 4 Available Funds, Group 5 Available Funds, Group 6 Available Funds, Group 7 Available Funds or Group 8 Available Funds, as applicable.

Group PO Deferred Amount:  Any of the Group 1 PO Deferred Amount, Group 2 PO Deferred Amount, Group 3 PO Deferred Amount, Group 5 PO Deferred Amount, Group 6 PO Deferred Amount or Group 8 PO Deferred Amount, as applicable.

Group Pool Principal Balance:  Any of the Group 1 Pool Principal Balance, Group 2 Pool Principal Balance, Group 3 Pool Principal Balance, Group 4 Pool Principal Balance, Group 5 Pool Principal Balance, Group 6 Pool Principal Balance, Group 7 Pool Principal Balance or Group 8 Pool Principal Balance, as applicable.

Group Subordinate Amount:  Any of the Group 1 Subordinate Amount, Group 2 Subordinate Amount, Group 3 Subordinate Amount, Group 4 Subordinate Amount, Group 5 Subordinate Amount, Group 6 Subordinate Amount, Group 7 Subordinate Amount or Group 8 Subordinate Amount, as applicable.

HSBC:  HSBC Mortgage Corporation (USA) and its successors and assigns, in its capacity as Servicer of the HSBC Mortgage Loans.

HSBC Mortgage Loans:  The Mortgage Loans for which HSBC is listed as “Servicer” on the Mortgage Loan Schedule.

HSBC Servicing Agreement:  Solely with respect to the HSBC Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of June 1, 2002, between the Transferor, as purchaser, and HSBC, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the HSBC Mortgage Loans.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Indirect Participant:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

Initial Bankruptcy Coverage Amount:  $238,221.

Initial Certification:  With respect to each Custodian, the certification required to be executed and delivered on the Closing Date to the Depositor and the Trustee in the form annexed hereto as Exhibit G pursuant to Section 2.02 of this Agreement.

Initial LIBOR Rate:  With respect to the Class 3-A-2 and Class 3-A-3 Certificates, 1.030%.

Insolvency Proceeding:  With respect to any Person:  (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors, in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the borrower in accordance with the applicable Servicer’s normal servicing procedures.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Insured Payment:  The sum of (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

Interest Accrual Period:  (i) With respect to each Class of Certificates (other than the No-Delay Certificates), Corresponding Subsidiary REMIC Regular Interests and any Distribution Date, the period from and including the first day of the month immediately preceding the month in which such Distribution Date occurs, commencing August 1, 2003, to and including the last day of such immediately preceding month, and (ii) with respect to the No-Delay Certificates, Corresponding Subsidiary REMIC Regular Interests and any Distribution Date, the period from and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs, commencing August 25, 2003, to and including the 24th day of the month in which such Distribution Date occurs.

Interest Only Certificates:  As specified in the Preliminary Statement.

Inverse Floating Rate Certificates:  As specified in the Preliminary Statement.

Latest Possible Maturity Date:  The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut off Date.

Lender-Paid Mortgage Insurance Amount:  With respect to any Lender-Paid Mortgage Insurance Loan, the interest portion of each Scheduled Payment that is paid by the related Mortgagor that will be used to pay the monthly premium of the "lender-paid" Primary Insurance Policy on such Lender-Paid Mortgage Insurance Loan, which is calculated by multiplying the Scheduled Principal Balance as of the related date of determination on such Lender-Paid Mortgage Insurance Loan by the applicable Lender-Paid Mortgage Insurance Rate.

Lender-Paid Mortgage Insurance Loan:  Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a Lender-Paid Mortgage Insurance Rate.

Lender-Paid Mortgage Insurance Rate:  With respect to any Lender-Paid Mortgage Insurance Loan, a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule under the heading "Lender-Paid Mortgage Insurance Rate."

LIBOR:  As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month U.S. Dollar deposits, as determined by the Master Servicer in accordance with Section 4.05.

LIBOR Certificates:  As specified in the Preliminary Statement.

LIBOR Determination Date:  As to any Distribution Date, other than the first Distribution Date, and any Class of LIBOR Certificates, the second London Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

Liquidated Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer or the Master Servicer, as the case may be, has determined (in accordance with the applicable Servicing Agreement and this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances and Advances.

Living Holder:  A Certificateholder of a Special Retail Certificate other than a Deceased Holder.

Loan Group:  Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 or Loan Group 8, as applicable.

Loan Group 1:  The Group 1 Mortgage Loans.

Loan Group 2:  The Group 2 Mortgage Loans.

Loan Group 3:  The Group 3 Mortgage Loans.

Loan Group 4:  The Group 4 Mortgage Loans.

Loan Group 5:  The Group 5 Mortgage Loans.

Loan Group 6:  The Group 6 Mortgage Loans.

Loan Group 7:  The Group 7 Mortgage Loans.

Loan Group 8:  The Group 8 Mortgage Loans.

Loan to Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

London Business Day:  Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

Loss Allocation Limitation:  As defined in Section 4.03(c) hereof.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

MBIA:  MBIA Insurance Corporation, a New York-domiciled stock insurance company, or any successor thereto.

MBIA Contact Person:  The officer designated by the Master Servicer to provide information to MBIA pursuant to Section 4.07(g).  The initial MBIA Contact Person is appointed in Section 4.07.

MBIA Default:  The existence and continuance of any of the following:

(a)

MBIA fails to make a payment required under the Policy in accordance with its terms;

(b)

MBIA (1) files any petition or commences any case or proceeding under any provision or similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (2) makes a general assignment for the benefit of its creditors, or (3) has an order for relief entered against it under the United States Bankruptcy Code or any similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

(c)

a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for MBIA or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of MBIA (or the taking of possession of all or any material portion of the property of MBIA).

Majority in Interest:  As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Master Servicer or Wells Fargo:  Wells Fargo Bank Minnesota, N.A., a national banking association, and its successors and assigns, in its capacity as Master Servicer and as a Custodian, as the case may be, hereunder.

Master Servicer Event of Termination:  As defined in Section 7.01 hereof.

Master Servicing Compensation:  (a) All investment earnings on amounts on deposit in the Collection Account and the Distribution Account (other than the WMMSC Investment Earnings Amount) plus, (b) with respect to the WFHM Serviced Mortgage Loans, an additional fee equal to (i) 1/12 of the Master Servicing Fee Rate multiplied by (ii) the Scheduled Principal Balance of the WFHM Serviced Mortgage Loans as of the Due Date in the month preceding the month in which the related Distribution Date occurs.

Master Servicing Fee Rate:  With respect to the WFHM Serviced Mortgage Loans, 0.03% per annum.

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

MERS:  As defined in Section 2.01.

Moody’s:  Moody’s Investors Service, Inc., or any successor thereto.  If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b), the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:  Residential Mortgage Monitoring Group, or such other address as Moody’s may hereafter furnish to each other party to this Agreement.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the related Custodian to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated as of August 1, 2003, between the Transferor and the Depositor.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the related Custodian to reflect the addition of Eligible Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:  (1) the Mortgage Loan identifying number; (2) the Mortgagor’s first and last name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) the original principal balance of the Mortgage Loan; (5) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut off Date; (6) the unpaid principal balance of the Mortgage Loan as of the close of business on the Cut off Date; (7) the last scheduled Due Date on which a Scheduled Payment was applied to the Scheduled Principal Balance; (8) the last Due Date on which a Scheduled Payment was actually applied to the unpaid principal balance; (9) the Mortgage Rate in effect immediately following origination; (10) the Mortgage Rate in effect immediately following the Cut off Date (if different from (9)); (11) the amount of the Scheduled Payment at origination; (12) the amount of the Scheduled Payment as of the Cut off Date (if different from (11)); (13) a code indicating whether the Mortgaged Property is owner occupied, a second home or an investor property; (14) a code indicating whether the Mortgaged Property is a single family residence, a two family residence, a three family residence, a four family residence, a planned unit development, or a condominium; (15) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash out refinance); (16) the stated maturity date; (17) the original months to maturity; (18) the remaining months to maturity from the Cut off Date based on the original amortization schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule; (19) the origination date of the Mortgage Loan; (20) the Loan to Value Ratio at origination; (21) the date on which the first Scheduled Payment was due on the Mortgage Loan after the origination date; (22) a code indicating the documentation style of the Mortgage Loan; (23) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy; (24) the Servicing Fee Rate; (25) a code indicating whether the Mortgage Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty; (26) the credit score (or mortgage score) of the Mortgagor; (27) the debt to income ratio of the Mortgage Loan; (28) a code indicating the originator of the Mortgage Loan; (29) a code indicating whether the Mortgage Loan is a Group 1 Mortgage Loan, Group 2 Mortgage Loan, Group 3 Mortgage Loan, Group 4 Mortgage Loan, Group 5 Mortgage Loan, Group 6 Mortgage Loan, Group 7 Mortgage Loan or Group 8 Mortgage Loan; (30) the date on which the Loan was transferred to the Transferor; (31) the initial Servicer; (32) a code indicating the applicable Custodian; (33) a code indicating if the Mortgage Loan is subject to a "lender-paid" Primary Insurance Policy, and if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy, and the Lender-Paid Mortgage Insurance Rate; and (34) a code indicating whether such Mortgage Loan is an Alternate Cut-off Date Mortgage Loan.

Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate:  The annual rate of interest borne by a Mortgage Note from time to time.

Mortgaged Property:  The underlying property securing a Mortgage Loan.

Mortgagor:  The obligor(s) on a Mortgage Note.

National City:  National City Mortgage Co., an Ohio corporation, and its successors and assigns, in its capacity as Servicer of the National City Mortgage Loans to the Transferor.

National City Mortgage Loans:  The Mortgage Loans for which National City is listed as “Servicer” on the Mortgage Loan Schedule.

National City Servicing Agreement:  Solely with respect to the National City Mortgage Loans, the Master Seller’s Warranties and Servicing Agreement, dated as of October 1, 2001, between the Transferor and National City, as the same may be amended from time to time, and any assignments and conveyances related to the National City Mortgage Loans.

Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less (i) the related Servicing Fee Rate, (ii) if applicable, the Master Servicing Fee Rate and (iii) if applicable, the Lender-Paid Mortgage Insurance Rate.  For purposes of determining whether any Eligible Substitute Mortgage Loan is a Discount Mortgage Loan or a Non Discount Mortgage Loan and for purposes of calculating the applicable PO Percentage and applicable Non PO Percentage, each Eligible Substitute Mortgage Loan shall be deemed to have a Net Mortgage Rate equal to the Net Mortgage Rate of the Deleted Mortgage Loan for which it is substituted.

Net Prepayment Interest Shortfalls:  As to any Distribution Date and Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for that Loan Group during the related Prepayment Period exceeds the amount of Compensating Interest available to such Loan Group for such Distribution Date.

Nexstar:  Nexstar Financial Corporation, and its successors and assigns, in its capacity as Servicer of the Nexstar Mortgage Loans to the Transferor.

Nexstar Mortgage Loans:  The Mortgage Loans for which Nexstar is listed as “Servicer” on the Mortgage Loan Schedule.

Nexstar Servicing Agreement:  Solely with respect to the Nexstar Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor and Nexstar, as the same may be amended from time to time, and any assignments and conveyances related to the Nexstar Mortgage Loans.

No-Delay Certificates:  As specified in the Preliminary Statement.

Non Discount Mortgage Loan:  Any Mortgage Loan with a Net Mortgage Rate that is greater than or equal to the related Required Coupon as of the Cut off Date.

Non PO Formula Principal Amount:  As to any Distribution Date and any Loan Group, the sum for all Mortgage Loans in such Loan Group of the applicable Non PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each such Mortgage Loan on the related Due Date, (b) the Purchase Price of each such Mortgage Loan that was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds (including Insurance Proceeds) allocable to recoveries of principal of Mortgage Loans related to such Loan Group that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each such Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) the sum of (i) all Principal Prepayments in full related to such Mortgage Loans received during the related Prepayment Period, (ii) all partial Principal Prepayments related to such Mortgage Loans and applied during the related Prepayment Period and (iii) the portion of Recoveries related to such Mortgage Loans received during the related Prepayment Period that are not required to be distributed to the Class 15-PO or Class 30-PO Certificates pursuant to clause (f)(iii) of the related definition of “Group PO Distribution Amount.”

Non PO Percentage:  As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the related Required Coupon.  As to any Non Discount Mortgage Loan, 100%.

Non-PO Recoveries:  With respect to any Distribution Date, an amount equal to the excess, if any, of (i) the amount of the aggregate of Recoveries for that Distribution Date over (ii) the amount of the aggregate of PO Recoveries for that Distribution Date.

Nonrecoverable Advance:  Any portion of an Advance previously made or proposed to be made by the applicable Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of the applicable Servicer or the Master Servicer, will not be ultimately recoverable by the applicable Servicer or the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notice of Final Distribution:  The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

Notice of Nonpayment:  The notice to be delivered by the Trustee to MBIA with respect to any date as to which a claim for an Insured Payment shall be made, which shall be in the form attached to the Policy.

Notional Amount:  With respect to any Distribution Date and the Class 15 A X Certificates, an amount equal to the product of (x) the aggregate of the Scheduled Principal Balances of the Non Discount Mortgage Loans in Loan Group 2, Loan Group 4 and Loan Group 7 and (y) a fraction, (a) the numerator of which is the weighted average of the Stripped Interest Rates for the Non Discount Mortgage Loans in Loan Group 2, Loan Group 4 and Loan Group 7 and (b) the denominator of which is 4.750% per annum.

With respect to any Distribution Date and the Class 30 A X Certificates, an amount equal to the product of (x) the aggregate of the Scheduled Principal Balances of the Non Discount Mortgage Loans in Loan Group 1, Loan Group 3, Loan Group 5 and Loan Group 8 and (y) a fraction, (a) the numerator of which is the weighted average of the Stripped Interest Rates for the Non Discount Mortgage Loans in Loan Group 1, Loan Group 3, Loan Group 5 and Loan Group 8 and (b) the denominator of which is 5.250% per annum.

With respect to any Distribution Date and the Class PP A X Certificates, an amount equal to the product of (x) the aggregate of the Scheduled Principal Balances of the Non Discount Mortgage Loans in Loan Group 6 and (y) a fraction, (a) the numerator of which is the weighted average of the Stripped Interest Rates for the Non Discount Mortgage Loans in Loan Group 6 and (b) the denominator of which is 5.500% per annum.

With respect to any Distribution Date and the Class 3-A 3 Certificates, an amount equal to the Class Principal Balance of the Class 3-A 2 Certificates immediately prior to such Distribution Date.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Master Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, including in house counsel, reasonably acceptable to the Trustee; provided, however, that, with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optional Termination:  The termination of the trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 9.01(a) hereof.

Original Subordinate Principal Balance:  The aggregate of the Class Principal Balances of the Subordinate Certificates as of the Closing Date.

OTS:  The Office of Thrift Supervision.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(a)

Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

(b)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full prior to such Due Date and that did not become a Liquidated Loan prior to such Due Date.

Ownership Interest:  As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass Through Rate:  For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

Percentage Interest:  As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(g)

repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Permitted Transferee:  Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income is subject to United States federal income tax purposes regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more Persons described in this clause (v) have the authority to control all substantial decisions of the Trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W 8ECI or any applicable successor form, (vi) any Person with respect to whom income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificate:  As specified in the Preliminary Statement.

Policy:  The irrevocable MBIA Insurance Policy No. 42279, including any endorsements thereto, issued by MBIA with respect to the Class 3-A-5 Certificates, in the form attached hereto as Exhibit N.

PO Deferred Amount:  Any of the Group 1 PO Deferred Amount, the Group 2 PO Deferred Amount, the Group 3 PO Deferred Amount, the Group 5 PO Deferred Amount, the Group 6 PO Deferred Amount or the Group 8 PO Deferred Amount, as applicable.

PO Percentage:  As to any Discount Mortgage Loan, 100% minus the Non PO Percentage for such Discount Mortgage Loan.  As to any Non Discount Mortgage Loan, 0%.

PO Recoveries:  With respect to Loan Group 2 and any Distribution Date, an amount equal to the lesser of (a) the Amount Available for PO Recoveries for such Loan Group and (b) the sum of (A) the PO Deferred Amount for such Loan Group plus (B) the PO Recovery Shortfall for such Loan Group.

With respect to any of Loan Group 1, Loan Group 3, Loan Group 5, Loan Group 6 and Loan Group 8 and any Distribution Date, an amount equal to the lesser of (a) the Amount Available for PO Recoveries for such Loan Group and (b) the sum of (A) the PO Deferred Amount for such Loan Group plus (B) the product of (i) the aggregate of the PO Recovery Shortfall for Loan Group 1, Loan Group 3, Loan Group 5, Loan Group 6 and Loan Group 8 and (ii) a fraction, the numerator of which is equal to the PO Recovery Excess for such Loan Group and the denominator of which is equal to the aggregate PO Recovery Excess for Loan Group 1, Loan Group 3, Loan Group 5, Loan Group 6 and Loan Group 8.

PO Recovery Excess:  With respect to any Loan Group and any Distribution Date, the excess, if any of (a) the Amount Available for PO Recoveries for such Loan Group over (b) the PO Deferred Amount for such Loan Group.

PO Recovery Shortfall:  With respect to any Loan Group and any Distribution Date, the excess, if any of (a) the PO Deferred Amount for such Loan Group over (b) the Amount Available for PO Recoveries for such Loan Group.

Policy Payment Account:  The account maintained pursuant to Section 4.07(b).

Preference Amount:  Any amount previously distributed to a Class 3-A-5 Certificateholder on the Class 3-A-5 Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

Premium Distribution Amount:  As to any Distribution Date, an amount equal to the sum of (i) the Premium Payment and (ii) any Premium Unpaid Shortfall.

Premium Payment:  For any Distribution Date, the product of 1/12th of 0.07% and the Class Principal Balance of the Class 3-A-5 Certificates immediately prior to such Distribution Date.  For federal income tax purposes, the Premium Payment shall be an expense of the Upper-Tier REMIC.

Premium Shortfall:  For any Distribution Date, the amount by which the Premium Payment exceeds the amount of premium actually distributed to MBIA on such Distribution Date pursuant to clause (i) of the definition of Premium Distribution Amount.

Premium Unpaid Shortfall:  As to any Distribution Date, the amount by which the aggregate Premium Shortfalls on prior Distribution Dates exceeds the amount of premium actually distributed to MBIA on such prior Distribution Dates pursuant to clause (ii) of the definition of Premium Distribution Amount.

Prepayment Interest Shortfall:  As to any Distribution Date, Mortgage Loan and Principal Prepayment received or, in the case of partial Principal Prepayments, applied, during the month preceding the month of such Distribution Date (except with respect to any WMMSC Mortgage Loan for which a Principal Prepayment in Full is received by WMMSC on or after the 1st day and prior to the 15th day of the month preceding the month in which such Distribution Date occurs), the amount, if any, by which one month’s interest at the related Net Mortgage Rate on such Principal Prepayment exceeds the amount of interest at the Net Mortgage Rate paid in connection with such Principal Prepayment.

Prepayment Period:  As to any Distribution Date, and

(a)

with respect to any voluntary Principal Prepayment of a Mortgage Loan (other than any voluntary Principal Prepayment in Full of a WMMSC Mortgage Loan) the calendar month preceding the month in which such Distribution Date occurs; and

(b)

with respect to any Principal Prepayment in Full of a WMMSC Mortgage Loan, the period beginning on the 15th day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the 14th day of the calendar month in which such Distribution Date occurs.

Primary Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Only Certificates:  As specified in the Preliminary Statement.

Principal Prepayment:  Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.  Partial Principal Prepayments will be applied by the applicable Servicers in accordance with the terms of the related Servicing Agreements and Partial Principal Prepayments shall be applied by the applicable Servicers in accordance with the terms of the related Mortgage Note, and to the extent the Mortgage Note does not provide otherwise, shall be applied in the Prepayment Period preceding the receipt thereof.

Principal Prepayment in Full:  Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Private Certificate:  As specified in the Preliminary Statement.

Prospectus Supplement:  The Prospectus Supplement dated August 26, 2003 relating to the Offered Certificates.

Protected Account:  An account established and maintained for the benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the respective Servicing Agreements.

Provident:  Provident Funding Associates, and its successors and assigns, in its capacity as Servicer of the Provident Mortgage Loans.

Provident Mortgage Loans:  The Mortgage Loans for which Provident is listed as “Servicer” on the Mortgage Loan Schedule.

Provident Servicing Agreement:  Solely with respect to the Provident Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor, as purchaser, and Provident, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Provident Mortgage Loans.

PUD:  Planned Unit Development.

Purchase Price:  With respect to any Mortgage Loan required to be purchased by the Transferor pursuant to Section 2.02 or 2.03 hereof, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor or the applicable Servicer or the Master Servicer, as the case may be, made an Advance in respect thereof (which was not reimbursed) to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, (iii) in the event that such Mortgage Loan is repurchased by the Transferor due to a breach of the representations and warranties listed in clauses (xiii) or (xiv) of Schedule II to this Agreement, any costs and damages incurred by the Trust in connection with a violation of a predatory or abusive lending law with respect to such Mortgage Loan, less (d) any Amounts Held for Future Distribution related to such Mortgage Loan with respect to the Distribution Date in the month in which the Purchase Price is to be distributed to Certificateholders.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a Fannie Mae approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Mortgage Insurer:  Any mortgage insurer that is Fannie Mae and Freddie Mac approved.

Rating Agency:  Each of the Rating Agencies specified in the Preliminary Statement.  If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and MBIA.  References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss:  With respect to each Liquidated Loan, an amount (not less than zero or more than the Scheduled Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Scheduled Principal Balance of such Liquidated Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Loan.  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

Record Date:  With respect to any Distribution Date and the No-Delay Certificates, the close of business on the Business Day immediately preceding such Distribution Date, and, with respect to the other Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Recovery: With respect to any Distribution Date and any Mortgage Loan, an amount received in respect of principal on such Mortgage Loan during the calendar month prior to that Distribution Date that has previously been allocated as a Realized Loss to a Class of Certificates.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Certificates:  As specified in the Preliminary Statement.

Relief Act:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended or any comparable state statute (including the comparable provisions under the California Military and Veterans Code, as amended).

Relief Act Reductions:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC Change of Law:  Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure, deed in lieu of foreclosure, repossession or otherwise in connection with a defaulted Mortgage Loan.

Required Coupon:  With respect to (a) the Group 1, Group 6 and Group 8 Mortgage Loans, 5.500% per annum, (b) the Group 2 Mortgage Loans, 4.500% per annum, (c) the Group 3 and Group 5 Mortgage Loans, 5.250%, (d) the Group 4 Mortgage Loans, 4.625% per annum and (e) the Group 7 Mortgage Loans, 4.750% per annum.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under the applicable Servicing Agreement.

Residual Interests:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee, any Director, any Managing Director, any Associate, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers having direct responsibility for the administration of this Agreement and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Restricted Classes:  As defined in Section 4.02(e).

Rounding Account:  As defined in Section 3.24.

Rounding Amount:  As defined in Section 3.24.

S&P:  Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor thereto.  If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b), the address for notices to S&P shall be Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention:  Residential Mortgage Monitoring Group, or such other address as S&P may hereafter furnish to each other party to this Agreement.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Scheduled Principal Balance:  As to any Mortgage Loan and any Distribution Date, the unpaid principal balance of such Mortgage Loan as of such Due Date in the month preceding the month in which such Distribution Date occurs, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal received during the Prepayment Period for the prior Distribution Date (other than with respect to any Liquidated Loan), and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Securities Act:  The Securities Act of 1933, as amended.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Final Distribution Date:  The Distribution Date on which the respective Class Principal Balances of the Senior Certificates (other than the Principal Only Certificates and Interest Only Certificates) have each been reduced to zero.

Senior Percentage:  As to any Distribution Date and any Certificate Group, the lesser of (a) 100% and (b) the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior Certificates in such Certificate Group (other than the Principal Only Certificates and Interest Only Certificates related to such Certificate Group) immediately preceding such Distribution Date and the denominator of which is the aggregate of the applicable Non PO Percentage multiplied by the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group for such Distribution Date.

Senior Prepayment Percentage:  With respect to any Certificate Group, and for any Distribution Date during the five years beginning on the first Distribution Date, 100%.  The Senior Prepayment Percentage for any Certificate Group and any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows:  for any Distribution Date in the first year thereafter, the Senior Percentage for such Certificate Group plus 70% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Certificate Group plus 60% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Certificate Group plus 40% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Certificate Group plus 20% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Certificate Group for such Distribution Date (unless on any Distribution Date the Senior Percentage for any Certificate Group exceeds the initial Senior Percentage for such Certificate Group, in which case the Senior Prepayment Percentage for each Certificate Group for such Distribution Date will once again equal 100%).  Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any Certificate Group will occur unless both of the related Senior Step Down Conditions are satisfied; provided, however, that if on any Distribution Date one of the related Senior Step Down Conditions is not satisfied, the Senior Prepayment Percentage shall be retested on the following Distribution Date; and provided, further, that upon the occurrence of a decrease in the Senior Prepayment Percentage for a Certificate Group during one of the periods described in the definition of “Senior Step Down Conditions,” such decrease shall remain in effect for the remainder of such period.

Senior Step Down Conditions:  With respect to any Certificate Group, as of the last day of the month preceding the applicable Distribution Date as to which any decrease in the Senior Prepayment Percentage for such Certificate Group applies, (i) the aggregate Scheduled Principal Balance of all Mortgage Loans delinquent 60 days or more (including delinquent Mortgage Loans in bankruptcy, and all Mortgage Loans in foreclosure and REO Properties), as a percentage of the aggregate Class Principal Balance of the Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

Servicer:  Each of Alliance, Bank of America, Bank One, Cendant, CitiMortgage, CMMC, Countrywide, Downey, GMACM, GreenPoint, HSBC, National City, Nexstar, Provident Funding, SunTrust, WFHM, WMBFA and WMMSC, as applicable.

Servicer Remittance Date:  With respect to any Servicer (other than WMMSC) and any Distribution Date, the 18th day of each calendar month, or if such 18th day is not a Business Day, either the immediately preceding Business Day or the immediately succeeding Business Day, as specified in the related Servicing Agreement.  With respect to WMMSC, as to any Distribution Date, the 24th day of each calendar month, or if such 24th day is not a Business Day, the immediately preceding Business Day.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Master Servicer of its master servicing obligations or the applicable Servicer, as the case may be, of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer or the applicable Servicer, as the case may be, pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

Servicing Agreements:

(a)

the Alliance Servicing Agreement;

(b)

the Bank of America Servicing Agreement;

(c)

the Bank One Servicing Agreement;

(d)

the Cendant Servicing Agreement;

(e)

the CitiMortgage Agreement

(f)

the CMMC Servicing Agreement;

(g)

the Countrywide Servicing Agreement;

(h)

the Downey Servicing Agreement;

(i)

the GMACM Servicing Agreement;

(j)

the GreenPoint Servicing Agreement;

(k)

the HSBC Servicing Agreement;

(l)

the National City Servicing Agreement;

(m)

the Nexstar Servicing Agreement;

(n)

the Provident Funding Servicing Agreement;

(o)

the SunTrust Servicing Agreement;

(p)

the WFHM Servicing Agreement;

(q)

the WMBFA Servicing Agreement;

(r)

the WMMSC Servicing Agreement.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one twelfth of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs (after giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction for any Compensating Interest payments required to be made by the applicable Servicer.

Servicing Fee Rate:  With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule.

Special Hazard Coverage Termination Date:  The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

Special Hazard Loss:  Any Realized Loss as reported by the applicable Servicer to the Master Servicer suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.11 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

(a)

normal wear and tear;

(b)

fraud, conversion or other dishonest act on the part of the Trustee, any Servicer the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

(c)

errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

(d)

nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term “Special Hazard Loss”;

(e)

hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

(i)

by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

(ii)

by military, naval or air forces; or

(iii)

by an agent of any such government, power, authority or forces;

(f)

any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

(g)

insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount:  With respect to any Distribution Date and $14,260,971, less (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Certificates in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount as of the most recent anniversary of August 1, 2003.  As of any Distribution Date after the Cross Over Date, the Special Hazard Loss Coverage Amount for the Subordinate Certificates shall be zero.

All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

Special Hazard Mortgage Loan:  A Liquidated Loan as to which a Special Hazard Loss has occurred.

Special Retail Certificates:  As specified in the Preliminary Statement.

Startup Day:  The Closing Date.

Stepdown Percentage:  For any Distribution Date:  (i) 0% until and including the Distribution Date in August 2008, (ii) 30% from the Distribution Date in September 2008 until and including the Distribution Date in August 2009, (iii) 40% from the Distribution Date in September 2009 until and including the Distribution Date in August 2010, (iv) 60% from the Distribution Date in September 2010 until and including the Distribution Date in August 2011, (v) 80% from the Distribution Date in September 2011 until and including the Distribution Date in August 2012 and (vi) 100% thereafter.

Stripped Interest Rate:  With respect to each Group 1, Group 6 and Group 8 Non Discount Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 5.500% per annum.  With respect to each Group 2 Non Discount Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 4.500% per annum.  With respect to each Group 3 and Group 5 Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 5.250% per annum.  With respect to each Group 4 Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 4.625% per annum.  With respect to each Group 7 Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 4.750% per annum.

Subordinate Certificates:  As specified in the Preliminary Statement.

Subordinate Optimal Principal Amount:  For any Distribution Date and any Loan Group, the sum for each Mortgage Loan in such Loan Group of (i) the Subordinate Percentage of the applicable Non PO Percentage of all amounts described in clauses (a) through (d) of the definition of “Non PO Formula Principal Amount” for such Distribution Date, (ii) with respect to each Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the portion of the applicable Non PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan that was not included in clause (ii) of the definition of “Group 1 Optimal Principal Amount,” “Group 2 Optimal Principal Amount,” “Group 3 Optimal Principal Amount,” “Group 4 Optimal Principal Amount,” “Group 5 Optimal Principal Amount,” “Group 6 Optimal Principal Amount,” “Group 7 Optimal Principal Amount” and “Group 8 Optimal Principal Amount” with respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7 and Loan Group 8, respectively, for such Distribution Date, (iii) the Subordinate Prepayment Percentage of the applicable Non PO Percentage of the amounts described in clause (f) of the definition of “Non PO Formula Principal Amount” for such Distribution Date and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Subordinate Prepayment Percentage of the Non-PO Recoveries for such Loan Group for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Loan, the Subordinate Optimal Principal Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non PO Percentage of the principal portion of such Bankruptcy Loss.

Subordinate Percentage:  As to any Distribution Date and any Certificate Group, 100% minus the Senior Percentage for such Certificate Group for such Distribution Date.

Subordinate Prepayment Percentage:  As to any Distribution Date and any Certificate Group, 100% minus the Senior Prepayment Percentage for such Certificate Group for such Distribution Date, except that on any Distribution Date after the Senior Final Distribution Date for any Certificate Group, the Subordinate Prepayment Percentage for each Certificate Group will equal 100%.

Subordinate Principal Distribution Amount:  With respect to the Subordinate Certificates, the aggregate amount which would be payable as principal on the Subordinate Certificates from Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds, Group 4 Available Funds, Group 5 Available Funds, Group 6 Available Funds, Group 7 Available Funds and Group 8 Available Funds after giving effect to (i) payments on the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7, Group 8, Class 15-A-X, Class 30 A X and Class 30-PO Certificates and to MBIA in accordance with Section 4.02(a)(i) items first and second and Section 4.02(f) and (ii) payments of Accrued Certificate Interest to the Subordinate Certificates in accordance with Section 4.02(a)(ii).

Substitution Adjustment Amount:  The meaning ascribed to such term pursuant to Section 2.03.

SunTrust:  SunTrust Mortgage, Inc., a Virginia corporation, and its successors and assigns, in its capacity as Servicer of the SunTrust Mortgage Loans.

SunTrust Mortgage Loans:  The Mortgage Loans for which SunTrust is listed as “Servicer” on the Mortgage Loan Schedule.

SunTrust Servicing Agreement:  Solely with respect to the SunTrust Mortgage Loans, the Purchase, Warranties and Servicing Agreement, dated as of January 1, 2002, between the Transferor, as purchaser and SunTrust, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the SunTrust Mortgage Loans.

Tax Matters Person:  The Holder of the Class A R Certificates designated as “tax matters person” in the manner provided under Treasury Regulations Section 1.860F 4(d) and Treasury Regulations Section 301.6231(a)(7) 1 for each REMIC created by this Agreement.

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transferor:  UBS Warburg Real Estate Securities Inc., a Delaware corporation, seller of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement.

Trust:  As defined in Section 2.01(c).

Trust Fund:  The corpus of the trust created hereunder consisting of:  (a) the Mortgage Loan Purchase Agreement, the Servicing Agreements (other than those rights under the Servicing Agreements that do not relate to servicing of the Mortgage Loans (including, without limitation, the representations and warranties made by each Servicer (in its capacity as loan seller to the Transferor) and the document delivery requirements of such Servicer and the remedies (including indemnification) available for breaches thereto), which rights were retained by the Transferor pursuant to the Assignment Agreements); (b) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut off Date to the extent not applied in computing the Cut off Date Principal Balance thereof; (c) the Collection Account and the Distribution Account all amounts deposited therein pursuant to the applicable provisions of this Agreement (other than, in the case of the Collections Account, any prepayment penalties deposited therein which shall be retained by the Transferor); (d) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (e) with respect to the Class 3-A-5 Certificates only, the Policy and the Class 3-A-5 Reserve Fund; and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trustee:  Wachovia Bank, National Association, a national banking association, and its successors and, if a successor trustee is appointed hereunder, such successor.

Undercollateralized Group:  Any Certificate Group with respect to which, on any Distribution Date, the aggregate Class Principal Balance of the Senior Certificates related to such Certificate Group (after giving effect to distributions to be made on such Distribution Date) is greater than the Group Pool Principal Balance of the related Loan Group (net of the applicable PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in such Loan Group) for the following Distribution Date.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

U.S. Bank:  U.S. Bank National Association, a national banking association, and its successors and assigns.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  As of any date of determination, (a) the Interest Only Certificates will be entitled to 1% in the aggregate of all Voting Rights (such Voting Rights to be allocated among the Holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (and the Voting Rights allocated to the Interest Only Certificates if there are no Interest Only Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Principal Balances of their respective Certificates on such date.

For so long as no MBIA Default has occurred and is continuing, MBIA shall be entitled to exercise on behalf of the Holders of the Class 3-A-5 Certificates the Voting Rights of such Class unless MBIA has consented in writing to the exercise of such Voting Rights by such Holders.

WFHM:  Wells Fargo Home Mortgage, Inc., a California corporation, and its successors and assigns, in its capacity as Servicer of the WFHM Serviced Mortgage Loans.

WFHM Servicing Agreement:  Solely with respect to the WFHM Serviced Mortgage Loans, the Seller’s Warranties and Servicing Agreement, dated as of July 1, 2002, between the Transferor and WFHM, as amended by the First Addendum, dated as of January 1, 2003, and as the same may be further amended from time to time, and any assignments and conveyances relating to the WFHM Serviced Mortgage Loans.

WFHM Serviced Mortgage Loans:  The Mortgage Loans for which WFHM is listed as “Servicer” on the Mortgage Loan Schedule.

Washington Mutual Bank:  Washington Mutual Bank, FA, and its successors and assigns, in its capacity as Servicer of the Washington Mutual Bank Mortgage Loans.

Washington Mutual Bank Mortgage Loans:  The Mortgage Loans for which Washington Mutual Bank is listed as “Servicer” on the Mortgage Loan Schedule.

Washington Mutual Bank Servicing Agreement:  Solely with respect to the Washington Mutual Bank Mortgage Loans, the Servicing Agreement, dated as of June 1, 2002 between the Transferor, as purchaser, and Washington Mutual Bank, as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Washington Mutual Bank Mortgage Loans.

WMMSC:  Washington Mutual Mortgage Securities Corp., a Delaware corporation, its successors and assigns, in its capacity as Servicer of the WMMSC Mortgage Loans.

WMMSC Investment Earnings Amount:  With respect to any Distribution Date, an amount equal to the investment earnings, if any, that accrued on amounts then held in the Distribution Account in respect of the WMMSC Monthly Remittance Amount, for the period from and including the Servicer Remittance Date immediately preceding such Distribution Date, to and including such Distribution Date.

WMMSC Monthly Remittance Amount:  With respect to any Distribution Date and the WMMSC Mortgage Loans, an amount equal to the funds that WMMSC withdrew from its Protected Account and remitted to the Trustee on the Servicer Remittance Date immediately preceding such Distribution Date in respect of any of the items listed in subclauses (i) thorough (viii) of Section 2.6(b) of the WMMSC Servicing Agreement.

WMMSC Mortgage Loans:  The Mortgage Loans for which WMMSC is listed as “Servicer” on the Mortgage Loan Schedule.

WMMSC Servicing Agreement:  The Servicing Agreement, dated as of August 1, 2002, between the Transferor and WMMSC, as the same may be amended from time to time.